Dechert LLP

1775 I Street N.W.

Washington, DC 20006

July 25, 2005

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Form N-14 for Munder Series Trust on behalf of

the Munder Internet Fund

Ladies and Gentlemen:

Attached for filing via the EDGAR system is a registration statement on Form N-14 under the Securities Act of 1933, as amended (“1933 Act”), for Munder Series Trust (the “Trust”). This Form N-14 is being filed in connection with a reorganization in which the Munder Internet Fund, a series of the Trust, will acquire all of the assets of the Amerindo Technology Fund, also a series of Amerindo Funds, Inc., in exchange for Class A shares of the Munder Internet Fund and the assumption by the Munder Internet Fund of the liabilities of the Amerindo Technology Fund.

An amendment to this Form N-14 will be filed prior to its effectiveness to add required exhibits and to include certain financial information for the Munder Internet Fund for the fiscal year ended June 30, 2005 that was not available as of the date of this filing.

Because the Definitive Proxy Statement/Prospectus will include financial information for the Munder Internet Fund’s most recent fiscal year ended June 30, 2005 and that information was not available at the time of filing, this filing has not been made in reliance on Rule 488 under the 1933 Act. However, we are hopeful that the staff will work with us such that we may be in a position to mail the Definitive Proxy Statement/Prospectus and Notice to shareholders on or about August 23, 2005. An acceleration request will be filed in due course.

Please call me at 202.261.3446 with any questions or comments you may have regarding the enclosed Form N-14 or if we may expedite the staff’s review in any way.

Very truly yours,

/s/ Jennifer O. Epstein
Jennifer O. Epstein

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